UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 15, 2019

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ADTRAN, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-24612	63-0918200
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard, Huntsville, Alabama 35806-2807 (Address of Principal Executive Offices) (Zip Code)
(256) 963-8000 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2019, ADTRAN, Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2019 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

The Notice states that the Company has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date for filing the Form 10-Q (as extended pursuant to Rule 12b-25 under the Securities Exchange Act of 1934) to regain compliance.

The Company expects to file the Form 10-Q with the SEC within the above referenced 60 calendar day period and thereby regain compliance with the Nasdaq Listing Rules, eliminating the need for the Company to submit a formal plan to regain compliance.

On August 21, 2019, the Company issued a press release announcing its receipt of the Notice.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are generally identified by the use of words such as “expect,” “believe,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and variations of such words and similar future or conditional expressions, which forward-looking statements reflect management’s best judgment based on factors currently known. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the filing of the Form 10-Q and compliance with Nasdaq Listing Rules. These forward-looking statements are not guarantees of future results and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements included in this Form 8-K. Those risks and uncertainties include, but are not limited to, the time needed for the Company to complete its assessment of the accuracy and reasonableness of its current and previously reported excess and obsolete inventory reserves and to finalize and file the Form 10-Q with the SEC and other risks detailed in the Company’s Form 12b-25 filed with the SEC on August 12, 2019, including the effect of the material weaknesses in our internal control over financial reporting relating to inventory on our financial statements and financial reporting.  For a discussion of other factors that could affect our business and financial results, you should carefully review our annual report on Form 10-K for the year ended December 31, 2018, including the “Risk Factors” section in the Form 10-K, and our other reports that we file with the SEC. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statements contained in or incorporated into this Form 8-K, except as required by applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, Inc.

Date: August 21, 2019	By: /s/ Michael Foliano
Michael Foliano
Senior Vice President and Chief Financial Officer